EXHIBIT 10.40

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is dated as of December ----, 2016, by and between SPOTLIGHT INNOVATION INC., a Nevada corporation (the “Company”), and ----- (the “Holder”).

WHEREAS:

A. The Company has previously issued the Holder options (“Holder Options”) to purchase ------ shares of the Company’s Common Stock pursuant to the Spotlight Innovation 2015 Equity incentive Plan;

B. The Company and the Holder desire to enter into this Agreement, pursuant to which the Company and the Holder shall exchange the Holder Options and the Company will issue the Holder -------- shares (the “Shares”) of the Company’s Common Stock, which Shares are being issued pursuant to the Company’s 2016 Equity Incentive Plan;

C. The exchange of the Holder Options for the Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”);

D. The Holder is a member of the Board of Directors of the Company.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. EXCHANGE.

1.1 Exchange. Subject to the satisfaction or waiver of the conditions with respect to the Closing set forth in Sections 5 and 6 below, at the Closing the Holder and the Company shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Shares for the Holder Options (the “Exchange”).

a. Closing. The issuance of the Shares (the “Closing”) shall occur at the offices of Sichenzia Ross Ference Kesner LLP. The date and time of the Closing shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such later date as is mutually agreed to by the Company and Holder).

b. Consideration. At the Closing, the Company shall issue the Holder the Shares in exchange for the Holder Options.

c. Termination of Holder Options. As of the Closing, the Holder Options exchanged by such Holder pursuant to this Agreement shall be null and void, and any and all rights arising thereunder shall be extinguished and the Option Agreement between the Holder and the Company granted ---------- shall be void.

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2. COMPANY REPRESENTATIONS AND WARRANTIES.

2.1 Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Shares has been duly authorized by the Company's Board of Directors and no further consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

2.2 Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the issuance of the Shares is exempt from registration pursuant to the exemption provided by Section 3(a)(9) of the Securities Act and the exemption provided by Rule 506 of Regulation D promulgated under the Securities Act.

2.3 Issuance of Securities. The issuance of the Shares is duly authorized and upon issuance in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof.

3. HOLDER’S REPRESENTATIONS AND WARRANTIES.

As a material inducement to the Company to enter into this Agreement and consummate the exchange, Holder represents, warrants and covenants with and to the Company as follows:

3.1 Authorization and Binding Obligation. The Holder has the requisite legal capacity, power and authority to enter into, and perform under, this Agreement and to exchange such Holder’s Holder Options and receives the Shares in exchange thereof. The execution, delivery and performance of this Agreement and performance by such Holder and the consummation by such Holder of the transactions contemplated hereby have been duly authorized by all requisite corporate, partnership or similar action on the part of such Holder and no further consent or authorization is required. This Agreement has been duly executed and delivered by the Holder, and constitutes the legal, valid and binding obligations of the Holder, enforceable against the Holder in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws. Holder understands that by executing this Agreement, Holder is automatically, irrevocably and contemporaneously exchanging such Holder’s Holder Options and thereafter such Holder Options will be null and void.

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3.2 Beneficial Owner. With respect to the Holder Options being exchanged by the Holder: (i) the Holder owns, beneficially and of record, good and marketable title to such Holder Options free and clear of any taxes or encumbrances; (ii) the Holder Options being exchanged by the Holder are not subject to any transfer restriction; (iii) the Holder has not entered into any agreement or understanding with any person or entity to dispose of the Holder Options; and (iv) at the Closing, the Holder will convey to the Company good and marketable title to the Holder Options, free and clear of any security interests, liens, adverse claims, encumbrances, taxes or encumbrances.

3.3 Purchase Entirely for Own Account. The Shares to be received by such Holder hereunder will be acquired for such Holder’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to such Holder’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Holder to hold the Shares for any period of time.

3.4 Disclosure of Information. Holder has had the opportunity to review the current business prospects, financial condition and operating history of the Company as set forth in the filings that the Company has made with the Securities and Exchange Commission, including, but not limited to, the Company’s Report on form 10-K for the year ended December 31, 2015 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 as well as the other reports and filings the Company has made with the Securities Exchange Commission since December 31, 2015. The Holder has also had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions pertaining to my execution of this Agreement and the Holder has received all the information Holder consider necessary or appropriate for deciding whether to exchange such Holder’s Holder Options.

3.5 Proceedings. No proceedings are pending or, to the knowledge of the Holder, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Holder’s right and ability to surrender and exchange the Holder’s Holder Options.

3.6 Tax Consequences. The Holder acknowledges that the purchase of the Shares may involve tax consequences to the Holder and that the contents of this Agreement do not contain tax advice. Holder acknowledges that it has not relied and will not rely upon the Company with respect to any tax consequences related to the exchange of such Holder’s Option. The Holder assumes full responsibility for all such consequences and for the preparation and filing of any tax returns and elections which may or must be filed in connection with such Holder Option.

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3.7 Reliance on Exemptions. The Holder understands that the Shares are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Shares. Holder acknowledges that that neither the Securities Exchange Commission nor any state securities commission has approved or disapproved of the transactions contemplated herein, passed up on the merits or fairness of the transaction; or passed upon the adequacy or accuracy of the disclosure in this document.

3.8 Legends. It is understood that the Shares will bear the following legend or another legend that is similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

and any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

3.9 Accredited Investor. The Holder is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

4. COVENANTS.

4.1 Reasonable Best Efforts. The Holder shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement. The Company shall use its reasonable best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement.

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4.2 No Trading. The Holder agrees not to directly or indirectly purchase, sell make any short sale of, loan grant any option for the purchase of, or otherwise transfer or dispose of the Company’s Common Stock (or other securities, warrants, or other forms of convertible securities outstanding or other rights to acquire such securities) until the Company has filed an 8-K with the Securities Exchange Commission announcing this Agreement and the transactions contemplated herein.

4.3 Restricted Securities. The Holder understands that the Shares are characterized as “restricted securities” under the Securities Act. The Holder further acknowledges that if the Shares are issued to the Holder in accordance with the provisions of this Agreement, such Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Holder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5. CONDITIONS TO COMPANY’S OBLIGATIONS HEREUNDER.

The obligations of the Company to the Holder hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

5.1 The Holder shall have duly executed this Agreement and delivered the same to the Company.

5.2 The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing.

5.3 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

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6. CONDITIONS TO HOLDER’S OBLIGATIONS HEREUNDER.

The obligations of the Holder hereunder are subject to the satisfaction of each of the following conditions (except to the extent such condition is expressly conditional to a specific closing, in which case such condition shall only apply to such specific closing), provided that these conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1 The Company shall have duly executed and delivered this Agreement.

6.2 Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing.

6.3 The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated by this Agreement.

6.4 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement.

7. MISCELLANEOUS.

7.1 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada.

7.2 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

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7.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.4 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

7.5 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder, and any amendment to this Agreement made in conformity with the provisions of this Section shall be binding upon the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

7.6 Notices. To be effective, any notice, consent, or communication required or permitted to be given in connection with this Agreement must be in writing and personally delivered or sent by messenger, fax, overnight courier, electronic mail, or certified mail and when to the Company, addressed to Spotlight Innovation Inc. 11147 Aurora Avenue Building 3, Urbandale, Iowa 50322, email: bill.pim@spotlightinnovation.com, Attention: John William Pim , or, in the case of an Holder, to the Holder’s address on record with the Company, or to such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. All notices, consents, and communications are deemed delivered and received by the receiving party (i) if personally delivered or delivered by messenger, on the date of delivery or on the date delivery was refused, (ii) if delivered by fax transmission or electronic mail, upon receipt of confirmation of the party transmitting such fax or electronic mail, or (iii) if delivered by overnight courier or certified mail, on the date of delivery as established by the return receipt, courier service confirmation, or similar documentation (or the date on which the courier or postal service, as the case may be, confirms that acceptance of delivery was refused or undeliverable).

7.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder. Holder may not assign some or all of its rights hereunder without the prior written consent of the Company.

7.8 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

[signature page follows]

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IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

SPOTLIGHT INNOVATION INC.

By:
Name:	John William Pim
Title:	CFO

HOLDER:

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